UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported) - March 11, 2005


                             MTM TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


        New York                     0-22122                     13-3354869
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(State or other jurisdiction       (Commission                  (IRS Employer
    of Incorporation)              File Number)              Identification No.)


             850 Canal Street, Stamford, Connecticut                06902
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             (Address of principal executive offices)             (zip code)


        Registrant's telephone number, including area code - 203-975-3700
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                                       N/A
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          (Former Name or Former Address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY COMMENT

     Throughout this Current Report on Form 8-K, the terms "MTM" and the "Company" refer to MTM Technologies, Inc. (formerly, Micros-to-Mainframes, Inc.) and, unless the context indicates otherwise, our subsidiaries on a consolidated basis; "Pequot Fund" refers to Pequot Private Equity Fund III, LLP; "Pequot Partners" refers to Pequot Offshore Private Equity Partners III, L.P.; and "Pequot" refers to Pequot Fund and Pequot Partners, collectively; "Constellation Venture" refers to Constellation Venture Capital II, L.P., "Constellation Offshore" refers to Constellation Venture Capital Offshore II, L.P., "BSC" refers to The BSC Employee Fund VI, L.P., "CVC" refers to CVC Partners II, LLC, and "Constellation" refers to Constellation Venture, Constellation Offshore, BSC and CVC, collectively.

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

(a)  Date of completion of the transaction

     On January 27, 2005 we entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with Info Systems, Inc., a Delaware corporation ("Info Systems"), and five shareholders: Mark Stellini, Emidio F. Stellini, Jr., Jay Foggy, Richard Roux and Jennifer McKenzie, (collectively, the "Shareholders"). The Shareholders, collectively, own all of the outstanding capital stock of Info Systems (the "Stock"). On March 11, 2005, pursuant to the Stock Purchase Agreement we acquired from the Shareholders all of the Stock.

(b)  Brief description of the assets involved

     Info Systems conducts an information technology business and certain management and consulting businesses consisting of providing connectivity (network infrastructure), server architecture (applications, directory and computing infrastructure), convergence (legacy and Voice Over Internet Protocol ("VoIP")), security (assessment, policy design) and storage (SAN, data migration) solutions, as well as telecommunications and structured cabling services, outsourced information technology (IT), staff augmentation and remote network monitoring, management and support services through its Network Operations Center (collectively, the "Business").

     The above description is qualified in its entirety by reference to the terms of the Stock Purchase Agreement previously filed as Exhibit 2.1 to the Form 8-K filed with the Securities and Exchange Commission on February 1, 2005.

(c)  Identity of the persons from whom the assets were acquired

     The Shareholders are the record and beneficial owners of all of the issued and outstanding capital stock of Info Systems.


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


(d)  The nature and amount of consideration given for the assets

     The aggregate purchase price for the Stock consists of:

     (i) $8,300,000 in cash at closing;

     (ii) an aggregate of 868,150 shares of our common stock, $.001 par value per share which was issued as follows: (1) Mark Stellini: 524,814 shares;
     (2) Emidio F. Stellini Jr.: 262,407 shares; (3) Jay Foggy: 36,786; (4) Richard Roux: 36,786; and (5) Jennifer McKenzie:7,357.

     (iii) the Earnout Consideration, as described below; and

     (iv) $1,000,000 in cash, all of which will be paid in March 2006 if each of Mark Stellini, Richard Roux and Jay Foggy is either (a) employed by us, throughout the period of 12 months following the closing, or (b) not so employed if (i) such employment is terminated by us other than for "cause" (as such term is defined in such individual's Employment Agreement) or (ii) by such individual for "good reason" (as such term is defined in such individual's Employment Agreement).

     The Earnout Consideration is as follows: if the EBITDA attributable to the Business during the six months following March 11, 2005 (the "Earnout Period") equals or exceeds $600,000, then we shall, at our option, either (i) pay $500,000 in cash to the Shareholders, or (ii) issue to the Shareholders, the number of shares of our common stock $.001 par value per share ("MTM Common Stock") determined by dividing $500,000 by the greater of (A) the average NASDAQ closing price of MTM Common Stock for the 10 business days ending immediately prior to the end of the Earnout Period and (B) $2.75 (the amounts payable to the Shareholders pursuant to this paragraph, the "Initial Earnout Consideration"). For each $1.00 of the EBITDA attributable to the Business during the Earnout Period in excess of $600,000, we shall, at our option, either (i) pay to the Shareholders cash in an amount equal to 30% of such excess, or, (ii) issue to the Shareholders the number of shares of MTM Common Stock determined by dividing 30% of such excess by the greater of (x) the average NASDAQ closing price of MTM Common Stock for the 10 business days ending immediately prior to the end of the Earnout Period and (y) $2.75, (the amounts payable to the Shareholders pursuant to Section 3.2(b) of the Stock Purchase Agreement), the "Additional Earnout Consideration" and together with the Initial Earnout Consideration, the "Earnout Consideration"); provided, however, that in no event shall the value of the Additional Earnout Consideration exceed $200,000.

     We also expect to grant options for up to 250,000 shares of MTM Common Stock to certain members of the Info Systems' management team. Such stock options shall be issued to such individuals pursuant to a stock option agreement to be entered into between each such individual and us. Such options shall be granted on the date such persons are employed by us or one of our affiliates and shall have an exercise price equal to the greater of (x) $2.15 or (y) fair market value of MTM Common Stock on the date of such grant.


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


     As part of the transaction, we also entered into various employment agreements, including an employment agreement with Mark Stellini who became the President of our Mid-Atlantic Region.

     The description of the Purchase Price and additional amounts described above are qualified in their entirety by reference to the terms of the Stock Purchase Agreement previously filed as Exhibit 2.1 to the Form 8-K filed with the Securities and Exchange Commission on February 1, 2005.

(e) Material relationship that exists between the Registrant or any of its affiliates and the source of the funds used in the acquisition and the identity of the source of the funds

     On December 7, 2004 MTM entered into a purchase agreement (the "Pequot/Constellation Purchase Agreement") with Pequot and Constellation (collectively referred to as the "Purchasers") for up to $40 million (or in certain limited circumstances, up to $47.5 million) of additional financing in the form of 7% convertible secured notes in three tranches. On December 10, 2004, the Company completed the first round of financing with the Purchasers for an aggregate principal amount of $10,000,000. On March 11, 2005, the Company sold to the Purchasers, pursuant to the Pequot/Constellation Purchase Agreement $6,000,000 aggregate principal amount of notes (the "Series A-4 Second Tranche Notes") and issued to the Purchasers warrants to purchase 369,231 shares of the MTM Common Stock at an exercise price of $4.06 per share (the "Series A-4 Second TrancheWarrants").

     A substantial portion of the net proceeds from the Purchasers' purchase of the Series A-4 Second Tranche Notes and the Series A-4 Second Tranche Warrants were used to fund the acquisition of the Stock.

     The description of the Pequot/Constellation Purchase Agreement is qualified in its entirety by reference to the Pequot/Constellation Purchase Agreement previously filed as Exhibit 10.1 to the Form 8-K filed with the Securities and Exchange Commission on December 13, 2004.

     The description of the Series A-4 Second Tranche Notes above is qualified in its entirety by reference to the terms of the Series A-4 Notes previously filed as Exhibit 10.2 to the Form 8-K filed with the Securities and Exchange Commission on December 13, 2004.

     The description of the Series A-4 Second Tranche Warrants above is qualified in its entirety by reference to the terms of the A-4 Warrants filed as
Exhibit 10.3 to the Form 8-K filed with the Securities and Exchange Commission on December 13, 2004.

     Following shareholder approval of the 7% convertible secured notes, and after giving effect to the closing of the acquisition of Info Systems, Pequot will beneficially own approximately 61.7% of MTM's voting securities, and Constellation will beneficially own approximately 28.4% of MTM's voting securities.


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


ITEM 2.03. REATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

1.   THE SERIES A-4 SECOND TRANCHE NOTES

     As noted in Item 2.01(e) above, on March 11, 2005 the Purchasers purchased the Series A-4 Second Tranche Notes. The terms of the issuance are described in
Item 2.01(e) of this Form 8-K and are incorporated herein by reference.

2.   WILMINGTON TRUST COMPANY $9,000,000 FACILITY

     Info Systems will be operated as a bankruptcy remote subsidiary of MTM. This is required by Info Systems existing lender, Wilmington Trust Company, who will continue as lender to Info Systems. Info Systems will not be added as a subsidiary borrower and guarantor under our financing facility with Textron Financial Corporation. Info Systems existing facility as referenced above is a $9,000,000 facility with Wilmington Trust Company. The facility is secured by all assets of Info Systems and it is a demand loan with variable interest.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES

1.   PEQUOT/CONSTELLATION PURCHASE AGREEMENT

(a)  Date of sale and the title and amount of securities sold

     As noted in Item 2.01(e) above, on March 11, 2005 the Purchasers purchased
(i) the Series A-4 Second Tranche Notes, and (ii) the Series A-4 Second Tranche Warrants. The terms of the issuance are described in Item 2.01(e) of this Form 8-K and are incorporated herein by reference.

(b)  Consideration

     The aggregate consideration paid by Pequot was $4,500,000 in cash and the aggregate consideration paid by Constellation was $1,500,000 in cash. MTM did not, and Pequot and Constellation have represented to MTM that they did not, directly or indirectly pay any commission or renumeration to any person in connection with the issuance and sale of the Series A-4 Second Tranche Notes and the Series A-4 Second Tranche Warrants.

(c)  Exemption from Registration Claimed

     MTM issued and sold the Series A-4 Second Tranche Notes and the Series A-4 Second Tranche Warrants in reliance upon the exemption afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended ("Securities Act"). Certificates representing such securities contain, or will contain, restrictive legends preventing sale, transfer or other disposition,


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


unless registered under the Securities Act or pursuant to an exemption thereunder. The Purchasers received, or had access to, material information concerning MTM, including but not limited to, MTM reports on Form 10-K, Form 10-Q and Form 8-K, as filed with the Securities and Exchange Commission.

(d)  Terms of Conversion or Exercise

     The Series A-4 Second Tranche Notes are convertible into 1,846,154 shares of Series A-4 Convertible Preferred Stock which is in turn convertible into 1,846,154 shares of MTM Common Stock at a conversion price of $3.25. The conversion and voting rights of the Series A-4 Second Tranche Notes and the right to exercise the Series A-4 Second Tranche Warrants is subject to shareholder approval. The outstanding principal and accrued interest on the Series A-4 Second Tranche Notes will be automatically converted into Series A-4 Convertible Preferred Stock on the date of shareholders' approval. If the Series A-4 Second Tranche Notes have not already been converted into Series A-4 Convertible Preferred Stock, they will be due and payable on demand, which may be given by 66-2/3% of the holders of the notes at any time following the later of the date that is (x) 150 days following the date of issuance or (y) if the Securities and Exchange Commission reviews the Company's filings seeking shareholder approval, 180 days following the date of issuance.

     The conversion and exercise terms of the Series A-4 Second Tranche Notes and the Series A-4 Second Tranche Warrants are qualified in their entirety by reference to (i) the terms of the Pequot/Constellation Purchase Agreement previously filed as Exhibit 10.1 to the Form 8-K filed with the Securities and Exchange Commission on December 13, 2004, (ii) the terms of the A-4 Notes previously filed as Exhibit 10.2 to the Form 8-K filed with the Securities and Exchange Commission on December 13, 2004, and (ii) the terms of the A-4 Warrants previously filed as Exhibit 10.3 to the Form 8-K filed with the Securities and Exchange Commission on December 13, 2004.

2.   STOCK PURCHASE AGREEMENT

     As noted in Item 2.01(d) above, in connection with the acquisition of the Info System Stock, MTM issued an aggregate of 868,150 shares of MTM Common Stock. In addition, in the event that the financial targets described in Item 2.01(d) above are achieved, MTM could issue additional shares of MTM Common Stock to the Shareholders (computed as described above). The terms of the issuance are described in Item 2.01(d) of this Form 8-K and are incorporated herein by reference. The sale of the MTM Common Stock to the Shareholders is (or would be made) in reliance upon the exemption afforded by the provisions of
Section 4(2) of the Securities Act of 1933, as amended ("Securities Act"), and/or Regulation D thereunder. Certificates representing such securities contain, or will contain, restrictive legends preventing sale, transfer or other disposition, unless registered under the Securities Act or pursuant to an exception thereunder. The Shareholders received, or had access to, material information concerning MTM, including but not limited to, MTM's reports on Form 10-K, Form 10-Q and Form 8-K, as filed with the Securities and Exchange Commission.


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


     The above description is qualified in its entirety by reference to the terms of the Stock Purchase Agreement previously filed as Exhibit 2.1 to the Form 8-K filed with the Securities and Exchange Commission on February 1, 2005.

ITEM 7.01  REGULATION FD DISCLOSURE

     A copy of MTM's press release, dated March 11, 2005 is attached hereto as
Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

ITEM 9.    FINANCIAL STATEMENTS AND EXHIBITS

9.01 Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired.

     The financial statements that are required pursuant to this Item 9.01(a) will be filed by amendment not later than 71 calendar days after the date that this initial report on Form 8-K was required to be filed.

(b)  Pro forma financial information.

     The pro forma financial information that is required pursuant to this Item 9.01(b) will be filed by amendment not later than 71 calendar days after the date that this initial report on Form 8-K was required to be filed.

(c)  Exhibits


     Exhibit 2.1 Stock Purchase Agreement dated January 27, 2005 by and among Info Systems, Inc., Mark Stellini, Emidio F. Stellini, Jr., Jay Foggy, Richard Roux, Jennifer McKenzie and MTM Technologies, Inc. (Incorporated by reference to Exhibit 2.1 to the Form 8-K filed with the Securities and Exchange Commission on February 1, 2005).

     Exhibit 10.1 Purchase Agreement dated December 7, 2004 by and among MTM Technologies, Inc., Pequot Private Equity Fund III, LLP, Pequot Offshore Private Equity Partners III, L.P., Constellation Venture Capital II, L.P., Constellation Venture Capital Offshore II, L.P., The BSC Employee Fund VI, L.P. and CVC Partners II, LLC. (Incorporated by reference to
                    Exhibit 10.1 to the Form 8-K filed with the Securities and Exchange Commission on December 13, 2004).

     Exhibit 10.2   Form of the A-4 Notes (Incorporated by reference to Exhibit
                    10.2 to the Form 8-K filed with the Securities and Exchange Commission on December 13, 2004).


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     Exhibit 10.3   Form of the A-4 Warrants (Incorporated by reference to
                    Exhibit 10.3 to the Form 8-K filed with the Securities and Exchange Commission on December 13, 2004).

     Exhibit 99.1   Press Release dated March 14, 2004.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MTM TECHNOLOGIES, INC.
                                         ----------------------
                                          (Registrant)


                                         By:   /s/ Francis J. Alfano
                                            ------------------------------
                                            Name:  Francis J. Alfano
                                            Title: Chief Executive Officer


March 16, 2005


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                                  EXHIBIT INDEX
                                  -------------

EXHIBIT
-------


Exhibit 2.1 Stock Purchase Agreement dated January 27, 2005 by and among Info Systems, Inc., Mark Stellini, Emidio F. Stellini, Jr., Jay Foggy, Richard Roux, Jennifer McKenzie and MTM Technologies, Inc. (Incorporated by reference to Exhibit 2.1 to the Form 8-K filed with the Securities and Exchange Commission on February 1, 2005).

Exhibit 10.1 Purchase Agreement dated December 7, 2004 by and among MTM Technologies, Inc., Pequot Private Equity Fund III, LLP, Pequot Offshore Private Equity Partners III, L.P., Constellation Venture Capital II, L.P., Constellation Venture Capital Offshore II, L.P., The BSC Employee Fund VI, L.P. and CVC Partners II, LLC. (Incorporated by reference to Exhibit 10.1 to the Form 8-K filed with the Securities and Exchange Commission on December 13,
               2004).

Exhibit 10.2 Form of the A-4 Notes (Incorporated by reference to Exhibit 10.2 to the Form 8-K filed with the Securities and Exchange Commission on December 13, 2004).

Exhibit 10.3   Form of the A-4 Warrants (Incorporated by reference to Exhibit
               10.3 to the Form 8-K filed with the Securities and Exchange Commission on December 13, 2004).

Exhibit 99.1   Press Release dated March 14, 2005.


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